October 12, 2022 UTZ BRANDS, INC. ISSUES REAL ESTATE SENIOR SECURED TERM LOAN HANOVER, PA (BUSINESS WIRE) -- Utz Brands, Inc. (NYSE: UTZ) (“Utz” or the "Company"), a leading U.S. manufacturer of branded salty snacks, announced today that the Company’s subsidiaries Utz Quality Foods, LLC (“UQF”), Kennedy Endeavors, LLC (“Kennedy”) and Condor Snack Foods, LLC (together with UQF and Kennedy, the “Borrowers”) have entered into a new real estate senior secured term loan in the original aggregate principal amount of $88.14 million (the “Real Estate Term Loan”) with City National Bank, as administrative agent (“CNB”) and each lender from time to time party thereto (the “Lenders”). The Real Estate Term Loan will be secured by a portfolio of 17 of the Borrowers’ owned real estate assets, representing the majority of the Borrowers’ real estate assets, including manufacturing plants, warehouses, and offices (these assets were previously unencumbered). Proceeds from this strategic financing will be used to pay down in full the outstanding amount under UQF’s revolving credit facility, with excess cash going to the balance sheet. Pro forma for this transaction, at the end of the second quarter of fiscal 2022 the Company’s net leverage remains unchanged and the Company’s liquidity, representing cash on hand and available borrowing under UQF’s revolving credit facility, increases to approximately $188 million from approximately $103 million. The Real Estate Term Loan of $88.14 million delivers net proceeds of approximately $85 million after transaction fees and expenses. The Real Estate Term Loan has a 10-year maturity and amortizes approximately $3.5 million in principal annually, with a bullet repayment due at maturity. Concurrent with the closing of the Real Estate Term Loan, UQF entered into an interest rate swap transaction to fix the effective interest rate at approximately 6%. The Real Estate Term Loan contains a single financial maintenance covenant consisting of a fixed charge coverage ratio that is tested quarterly only during a covenant trigger period consistent with UQF’s (and the other affiliates of UQF party thereto) existing ABL Credit Agreement. “Amid a rising interest rate environment, this Real Estate Term Loan puts in place a low fixed-rate instrument that increases our financial flexibility as we continue to expand distribution and generate strong organic growth,” said Ajay Kataria, Utz Executive Vice President and Chief Financial Officer. Additional details about the Real Estate Term Loan may be found in the Current Report on Form 8-K to be filed with the Securities and Exchange Commission on October 12, 2022. About Utz Brands, Inc. Utz manufactures a diverse portfolio of savory snacks through popular brands including Utz®, ON THE BORDER® Chips & Dips, Golden Flake®, Zapp's®, Good Health®, Boulder Canyon®, Hawaiian Brand®, and TORTIYAHS!®, among other brands. After a century with a strong family heritage, Utz continues to have a passion for exciting and delighting consumers with delicious snack foods made from top-quality ingredients. Utz's products are distributed nationally through grocery, mass merchandisers, club, convenience, drug, and other channels. Based in Hanover, Pennsylvania, Utz has multiple manufacturing facilities located across the U.S. to serve our growing customer base. For more information, please visit www.utzsnacks.com or call 1-800-FOR-SNAX. Investors and others should note that Utz announces material financial information to its investors using its investor relations website (https://investors.utzsnacks.com/investors/default.aspx), U.S. Securities and Exchange Commission filings, press releases, public conference calls, and webcasts. Utz uses these channels, as well as social media, to communicate with our stockholders and the public about the Company, the Company’s products and other issues. It is possible that the information that Utz posts on social media could be deemed to be material information. Therefore, Utz encourages investors, the media, and others interested in the Company to review the information posted on the social media channels listed on Utz’s investor relations website. Utz Brands, Inc. Contact: Investors Kevin Powers kpowers@utzsnacks.com Media Kevin Brick kbrick@utzsnacks.com Forward-Looking Statements This press release includes certain statements made herein that are not historical facts but are “forward- looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include future plans for Utz Brands, Inc. (the “Company”), the estimated or anticipated future results and benefits of the Company’s future plans and operations, future opportunities for the Company, the effects and certain borrowings and credit facilities on the Company’s liquidity, capital resources, balance sheet and financial outlook, projected sales and earnings results, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”) disrupt plans and operations; the ability to recognize the anticipated benefits of such Business Combinations, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against the Company following the consummation of such Business Combinations; changes in applicable law or regulations; costs related to the Business Combinations; the ability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by the Company’s competitors’ actions that result in the Company’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors;

and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Commission, for the fiscal year ended January 2, 2022 and other reports filed by the Company with the Commission. In addition, forward- looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.